UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

Wall Street EWM Funds Trust
 (Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY 10055
 (Address of principal executive offices) (Zip code)

Frederick Taylor, President
Wall Street EWM Funds Trust
55 E. 52nd Street
New York, NY 10055
 (Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT
December 31, 2015

THE WALL STREET FUND
SHAREHOLDER LETTER

Dear Shareholders,

For the year 2015, the Wall Street Fund declined 2.30%. The S&P 500 was up 1.38% for the same period. The flat returns mask significant volatility in the broader market and dispersion among individual equities. The majority of stocks in the S&P 500 declined for the year while several of the largest increased, boosting the overall index.

It was a frustrating year as we had several of our largest positions decline dramatically. For the year the largest detractors to performance were Western Digital, Polaris and Ralph Lauren. At year-end all three were still owned in the Fund. The three largest contributors were Alphabet (Google), Home Depot and Nike.

As we entered 2015, we did not expect significant positive returns as valuations were above historical averages and our expectations for earnings growth were muted. The broad US equity markets were roughly flat for the year posting positive returns due to dividends. Within the flat market, there was considerable volatility and some significant declines. Most companies in the energy and commodity area were down dramatically as demand for raw materials plummeted and energy prices dropped to $30/ barrel from over $100/ barrel in the summer of 2014. We did have some energy exposure which hurt our returns but we avoided commodities.

As we start 2016, investors appear to have continuing concerns around slowing global growth, especially in China. In addition geo-political tension and low energy prices are weighing on the markets and selling is encouraging further selling. Our view is that while there are global concerns, the US economy is actually in pretty good condition as exhibited by employment, housing and auto sales. There are areas of weakness but overall the economy should provide decent underpinning for corporate profits which should eventually be recognized in the equity markets.

At year end the Fund had assets of $109 million and 42 positions. The five largest positions making up 17% of the portfolio were Alphabet, Autozone, CBRE, United Health and Microsoft.

Sincerely,

Timothy Evnin	Charles Ryan
Portfolio Manager	Portfolio Manager

Michael Seppelt
Portfolio Analyst

This report must be preceded or accompanied by a prospectus.

Definitions: The S&P 500 Index is a market-capitalization weighted index that includes the 500 most widely held common stocks. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller and medium capitalization companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Wall Street Fund is distributed by Quasar Distributors, LLC.

THE WALL STREET FUND
SCHEDULE OF INVESTMENTS
December 31, 2015

	Shares	Value
COMMON STOCKS – 98.0%

Biotechnology – 2.4%
Gilead Sciences, Inc.	26,000	$2,630,940

Chemicals – 2.9%
Celanese Corp.	48,000	3,231,840

Containers & Packaging – 2.1%
WestRock Co.	50,000	2,281,000

Diversified – 2.5%
3M Co.	18,000	2,711,520

Drugs – 5.1%
Allergan PLC (a)(b)	10,800	3,375,000
McKesson Corp.	11,000	2,169,530
		5,544,530

Electrical Equipment – 4.2%
A.O. Smith Corp.	26,000	1,991,860
Roper Industries, Inc.	14,000	2,657,060
		4,648,920

Energy Equipment & Services – 5.4%
Core Laboratories NV (b)	21,000	2,283,540
Noble Corp. (b)	108,000	1,139,400
Schlumberger Ltd. (b)	35,000	2,441,250
		5,864,190

Financial Services – 11.1%
American Express Co.	20,000	1,391,000
Apollo Global Management,
LLC – Class A	129,000	1,958,220
East West Bancorp, Inc.	57,000	2,368,920
Mastercard, Inc.	33,500	3,261,560
The Blackstone Group LP	110,000	3,216,400
		12,196,100

Forest Products – 2.3%
Weyerhaeuser Co. – REIT	85,000	2,548,300

Health Care Services – 3.1%
UnitedHealth Group, Inc.	29,200	3,435,088

Insurance – 2.5%
ACE Ltd. (b)	23,500	2,745,975

Leisure – 3.5%
Las Vegas Sands Corp.	42,400	1,858,816
Polaris Industries, Inc.	23,000	1,976,850
		3,835,666

Media – 4.5%
AMC Networks, Inc. –
Class A (a)	31,500	2,352,420
Walt Disney Co.	24,500	2,574,460
		4,926,880

Office Equipment – 4.7%
Apple, Inc.	24,500	2,578,870
Western Digital Corp.	42,000	2,522,100
		5,100,970

Property Management – 3.2%
CBRE Group, Inc. – Class A (a)	100,000	3,458,000

Retail – 3.0%
TJX Companies, Inc.	46,500	3,297,315

Semiconductors – 4.8%
NXP Semiconductors NV (a)(b)	39,000	3,285,750
Texas Instruments, Inc.	36,000	1,973,160
		5,258,910

Services – 5.9%
Accenture PLC – Class A (b)	22,000	2,299,000
Alphabet, Inc. – Class A (a)	2,400	1,867,224
Alphabet, Inc. – Class C (a)	3,007	2,281,952
		6,448,176

Software – 5.4%
Ansys, Inc. (a)	27,000	2,497,500
Microsoft Corp.	61,000	3,384,280
		5,881,780

Specialty Retail – 16.7%
AutoNation, Inc. (a)	45,000	2,684,700
AutoZone, Inc. (a)	5,100	3,783,741
Dorman Products, Inc. (a)	40,000	1,898,800
Five Below, Inc. (a)	62,000	1,990,200
Home Depot, Inc.	24,500	3,240,125
Nike, Inc. – Class B	45,000	2,812,500
Ralph Lauren Corp.	16,500	1,839,420
		18,249,486

Telecommunications – 2.7%
American Tower Corp. – REIT	30,000	2,908,500

TOTAL COMMON STOCKS
(Cost $80,426,897)		107,204,086

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2015

	Shares	Value
SHORT TERM INVESTMENT – 0.6%

Money Market Fund – 0.6%
First American Prime Obligations
Fund, Class Z, 0.19% (c)	665,189	$665,189
TOTAL SHORT TERM
INVESTMENT
(Cost $665,189)		665,189
TOTAL INVESTMENTS
(Cost $81,092,086) – 98.6%		107,869,275
Other Assets in
Excess of Liabilities – 1.4%		1,484,855
TOTAL NET
ASSETS – 100.0%		$109,354,130

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	The rate shown is the annualized seven day effective yield as of December 31, 2015.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS:
Investments, at value (cost $81,092,086)	$107,869,275
Cash	533,638
Receivable for fund shares sold	973,503
Dividends receivable	103,928
Prepaid expenses	25,630
Total Assets	109,505,974

LIABILITIES:
Investment advisory fee payable (Note 4)	78,689
Accrued expenses and other payables	73,155
Total Liabilities	151,844
NET ASSETS	$109,354,130

NET ASSETS CONSIST OF:
Capital stock	$82,544,971
Net unrealized appreciation
on investments	26,777,189
Undistributed net investment income	11,058
Accumulated undistributed net realized
gain on investments	20,912
TOTAL NET ASSETS	$109,354,130

Shares outstanding (unlimited shares
authorized, no par value)	8,160,109
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$13.40

THE WALL STREET FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 2015

INVESTMENT INCOME:
Dividend income	$1,452,139
Less: foreign taxes withheld	(6,223)
Total investment income	1,445,916

EXPENSES:
Investment advisory fees (Note 4)	807,819
Administration and fund accounting fees	133,615
Transfer agent fees and expenses	41,753
Legal fees	41,366
Trustees’ fees and expenses	37,526
Federal and state registration fees	33,362
Insurance expense	23,548
Audit and tax fees	15,000
Reports to shareholders	10,403
Custody fees	7,420
Total expenses before
expense reimbursement	1,151,812
Expenses reimbursed by Adviser (Note 4)	(74,720)
Net expenses	1,077,092
NET INVESTMENT INCOME	368,824

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on
investment transactions	2,278,459
Change in unrealized appreciation
on investments	(5,378,734)
Net realized and unrealized loss
on investments	(3,114,188)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,745,364)

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	December 31,
	2015	2014
OPERATIONS:
Net investment income	$354,911	$132,301
Net realized gain on
investment transactions	2,278,459	7,169,212
Change in
unrealized appreciation
on investments	(5,378,734)	6,262,290
Net increase (decrease)
in net assets resulting
from operations	(2,745,364)	13,563,803

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	32,444,363	18,346,195
Cost of shares redeemed	(16,908,958)	(7,583,594)
Reinvested distributions	4,542,301	1,017,854
Net increase in net assets
resulting from capital
share transactions	20,077,706	11,780,455

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income	(345,173)	(164,449)
Net realized gain	(4,816,754)	(6,043,706)
Total distributions
to shareholders	(5,161,927)	(6,208,155)

TOTAL INCREASE IN
NET ASSETS	12,170,415	19,136,103

NET ASSETS:
Beginning of period	97,183,715	78,047,612
End of period	$109,354,130	$97,183,715

UNDISTRIBUTED NET
INVESTMENT
INCOME	$11,058	$1,314

THE WALL STREET FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	Organization

The Wall Street Fund (the “Fund”) is the sole series of Wall Street EWM Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 12, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is a diversified series with its own investment objectives and policies within the Trust. The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks. As a secondary objective, the Fund seeks realization of current income through the receipt of interest or dividends from investments by investing in dividend paying securities. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Fund is the successor in interest to The Wall Street Fund, Inc. (the “Predecessor Fund”). On September 15, 2014, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund into the Fund, and effective as of the close of business on October 1, 2014, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. Prior, to the reorganization, the Fund had no assets or operations. Since the Fund’s investment objectives and policies are the same in all material respects as the Predecessor Fund’s, and since the Fund has engaged Evercore Wealth Management, LLC, the investment adviser that previously provided services to the Predecessor Fund, the Fund has adopted the prior performance and financial history of the Predecessor Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2015

listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt securities are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Investments in open-end mutual funds (other than exchange-traded funds) are valued at their respective net asset values on the valuation date. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Fund’s investment adviser pursuant to procedures approved by and under supervision of the Fund’s Board of Trustees.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques. The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments. As of December 31, 2015, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$107,204,086	$—	$—	$107,204,086
Short-Term
Investment	665,189	—	—	665,189
Total
Investments	$107,869,275	$—	$—	$107,869,275

*	Please refer to the Schedule of Investments for further industry breakout.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2015, the Fund did not have any transfers between valuation levels or invest in any Level 3 securities.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.

(c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gain, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	Investment Transactions

The aggregate purchases and sales of securities for the year ended December 31, 2015, excluding short-term investments, were $38,572,840 and $24,612,175, respectively. There were no purchases or sales of long-term U.S. government securities.

THE WALL STREET FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2015

4.	Investment Adviser

The Fund has entered into an Investment Advisory Agreement with Evercore Wealth Management, LLC (the “Adviser”), with whom certain trustees and officers of the Fund are also officers and directors of the investment adviser. Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses (excluding all federal, state and local taxes, interest, dividends and interest on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.00% of the Fund’s average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. As of December 31, 2015, the Adviser did not recoup any previously waived expenses. This expense limitation agreement will continue in effect until September 30, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
2016	$172,135
2017	$261,698
2018	$74,720

5.	Shares of Common Stock

Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
Shares Sold	2,237,022	1,324,090
Shares Redeemed	(1,164,960)	(540,677)
Shares Reinvested	335,473	70,100
Net Increase	1,407,535	853,513
Shares Outstanding:
Beginning of Period	6,752,574	5,899,061
End of Period	8,160,109	6,752,574

6.	Tax Information

As of December 31, 2015, the Fund’s most recently completed fiscal year end, the components of accumulated earnings on a tax basis were as follows:

Cost of Investments	$81,398,664
Gross unrealized appreciation	$31,407,036
Gross unrealized depreciation	(4,936,425)
Net unrealized appreciation	26,470,611
Undistributed ordinary income	213,482
Undistributed long-term capital gain	125,066
Total distributable earnings	338,548
Total accumulated earnings	$26,809,159

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Ordinary Income	$695,695	$397,879
Long Term Capital Gain	$4,466,232	$5,810,276

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains. At December 31, 2015, the Fund did not have a capital loss carryover. Any future capital losses will be permitted to be carried over for an unlimited period.

7.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period

	Years Ended December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Per Share Data:
Net asset value, beginning of period	$14.39	$13.23	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42

Income from investment operations:
Net investment income (loss)(1)	0.04	0.02	0.02	0.01	0.04	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net realized and unrealized
gains (losses) on investments	(0.37)	2.07	3.68	0.87	0.02	1.18	1.99	(4.01)	1.51	0.51
Total from investment operations	(0.33)	2.09	3.70	0.88	0.06	1.17	1.97	(4.03)	1.48	0.46

Less distributions:
Distributions from net investment income	(0.04)	(0.02)	(0.03)	(0.03)	—	—	—	—	—	—
Distributions from net realized
gains from security transactions	(0.62)	(0.91)	(0.28)	—	—	—	—	(0.06)	(0.38)	(0.10)
Total distributions	(0.66)	(0.93)	(0.31)	(0.03)	—	—	—	(0.06)	(0.38)	(0.10)
Net asset value, end of period	$13.40	$14.39	$13.23	$9.84	$8.99	$8.93	$7.76	$5.79	$9.88	$8.78

Total return	(2.30)%	15.74%	37.65%	9.77%	0.67%	15.08%	34.02%	(41.02)%	16.92%	5.42%

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$109,354	$97,184	$78,048	$54,216	$28,051	$20,394	$12,209	$10,594	$19,310	$17,351
Ratio of operating expenses to average
net assets, before reimbursements	1.07%	1.29%	1.25%	1.32%	1.47%	2.08%	1.98%	1.76%	1.60%	1.71%
Ratio of operating expenses to average
net assets, net of reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%	1.63%	1.95%	1.76%	1.60%	1.71%
Ratio of net investment income (loss) to
average net assets, before reimbursements	0.27%	(0.14%)	(0.10%)	0.05%	(0.04%)	(0.64%)	(0.34%)	(0.22%)	(0.34%)	(0.56%)
Ratio of net investment income (loss) to
average net assets, net of reimbursement	0.34%	0.15%	0.15%	0.37%	0.43%	(0.19%)	(0.31%)	(0.22%)	(0.34%)	(0.56%)
Portfolio turnover rate	23.52%	21.53%	36.65%	84.10%	88.29%	42.58%	49.44%	58.78%	65.26%	94.41%
__________
(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Wall Street Fund and
Board of Trustees of Wall Street EWM Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Wall Street Fund (the “Fund”), a series of Wall Street EWM Funds Trust as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cleveland, Ohio
February 23, 2016

THE WALL STREET FUND
PERFORMANCE INFORMATION
For periods ended December 31, 2015 (Unaudited)

Value of $10,000 Investment

This chart assumes an initial investment of $10,000 on December 31, 2005. Fund performance reflects any fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns
for the Periods Ended December 31, 2015

	One Year	Five Years	Ten Years
The Wall Street Fund	-2.30%	11.46%	6.79%
S&P 500 Index[1]	1.38%	12.57%	7.31%
Russell 1000 Index[2]	0.92%	12.44%	7.40%

Index performance is for illustrative purposes only and does not reflect any fees, expenses, or taxes. Direct investment in the indexes is not available.

[1]	S&P 500 Index – an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.
[2]	Russell 1000 Index – an unmanaged index that measures the performance of the 1,000 largest U.S. companies (90% of the investable U.S. equity market) based on total market capitalization.

THE WALL STREET FUND
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	7/1/15 –
	7/1/15	12/31/15	12/31/15
Actual(2)	$1,000.00	$ 952.50	$4.92

Hypothetical (5% return
before expenses)	1,000.00	1,020.16	5.09

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the six-months ended December 31, 2015, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns of -4.75% for the six-month period ended December 31, 2015.

THE WALL STREET FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2015 (Unaudited)

THE WALL STREET FUND
TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-443-4693.

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Trustee	Past Five Years

INDEPENDENT
TRUSTEES:
Laird I. Grant	Trustee	Since 2012	Retired; Managing Director	1	Trustee, Community
55 East 52nd Street,			and Senior Portfolio Manager,		Foundation of Collier
23rd Floor			U.S. Trust Company of		County 2014-present;
New York, NY 10055			Florida, 2001-2008.		Chair of the Investment
Year of Birth: 1945					Committee, Community
Foundation of Collier
County 2014-present;
Member of the
Investment Committee,
Community Foundation
of Collier County
2013-2014.

Katharine Plourde	Trustee	Since 2014	Private Investor;	1	Pall Corporation
55 East 52nd Street,			Corporate Director		1995-2015, OM
23rd Floor					Group 2002-2015,
New York, NY 10055					Albany International
Year of Birth: 1951					2013-Present.

INTERESTED
TRUSTEE:
Frederick Taylor**	Chairman,	Since 2013	Senior Advisor, Evercore	1	John’s Island Golf Club,
55 E. 52nd Street,	Trustee, and		Wealth Management, LLC		2012-Present; Vero
23rd Floor	President		2008-Present.		Beach Museum and Vero
New York, NY 10055					Beach Museum
Year of Birth: 1941					Endowment Trust Board,
2012-Present; Trustee
Emeritus, Wesleyan
University, 2006-Present.

THE WALL STREET FUND
TRUSTEES AND OFFICERS (Continued)

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Trustee	Past Five Years

OFFICERS:
Ruth P. Calaman	Executive	Since 2012	Chief Compliance Officer,	1	None
55 East 52nd Street,	Vice		Evercore Wealth Management
23rd Floor	President,		LLC and Evercore Trust
New York, NY 10055	Secretary		Company, N.A. since 2011;
Year of Birth: 1966	and Chief		Vice President and Compliance
	Compliance		Officer, The Goldman Sachs
	Officer		Trust Company, N.A., The
Goldman Sachs Trust
Company of Delaware and
Goldman, Sachs & Co.
2005-2011.

John J. Rendinaro	Executive	Since 2012	Partner, Head of Trading	1	None
55 East 52nd Street,	Vice		and Operations, Evercore
23rd Floor	President,		Wealth Management LLC
New York, NY 10055	Chief		since 2008; Managing
Year of Birth: 1961	Operations		Director, U.S. Trust
	Officer and		1983-2008.
Treasurer

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person of the Trust” as that term is defined in Section 2 (a)(19) of the 1940 Act because of his association with EWM.

ADDITIONAL INFORMATION
December 31, 2015 (Unaudited) (continued)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Fund’s website at www.evercorewealthfunds.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 87(k)(2)(c) was 50.38%.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1- 800-SEC-0330. In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.evercorewealthfunds.com on a monthly basis.

TRUSTEES
Frederick Taylor, Chairman
Laird I. Grant
Katharine Plourde

OFFICERS
Frederick Taylor, President
Ruth Calaman, Executive Vice President,
Secretary & Chief Compliance Officer
John Rendinaro,
Executive Vice President & Treasurer

INVESTMENT ADVISOR
Evercore Wealth Management, LLC.
55 E. 52nd Street
23rd Floor
New York, New York 10055

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

THE WALL STREET FUND
55 E. 52nd Street
23rd Floor
New York, New York 10055
(800) 443-4693
http://www.evercorewealthfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	13,500	13,500
Audit-Related Fees	0	0
Tax Fees	1,500	1,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.
(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Wall Street EWM Funds Trust

By (Signature and Title)* /s/ Frederick Taylor
  Frederick Taylor, President

Date     March 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Frederick Taylor
  Frederick Taylor, President

Date     March 5, 2016

By (Signature and Title)* /s/ John J. Rendinaro
 John J. Rendinaro, Treasurer

Date     March 2, 2016

* Print the name and title of each signing officer under his or her signature.